Fair Value Measurement	12 Months Ended
Dec. 31, 2015
Fair Value Disclosures [Abstract]
Fair Value Measurement
4. Fair Value Measurement
We utilize the market approach when measuring fair value for our financial assets and liabilities. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities.
The fair value hierarchy consists of the following three levels:

Level 1	Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2
Inputs are quoted prices for similar assets or liabilities in an active market, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable and market-corroborated inputs that are derived principally from or corroborated by observable market data.

Level 3	Inputs are derived from valuation techniques that one or more significant inputs or value drivers are unobservable and cannot be corroborated by market data or other entity-specific inputs.
The carrying amounts of cash and cash equivalents, which we consider Level 1 assets and liabilities, approximated their fair values at December 31, 2015, and December 31, 2014, due to their short-term maturities. Our fair value assessment incorporates a variety of considerations, including the short-term duration of the instruments and an evaluation of counterparty credit risk. Cash equivalents totaling $70.1 million and $70.0 million consisting of short-term money market deposits and commercial paper were included in the Consolidated Balance Sheets as of December 31, 2015 and 2014, respectively.
We maintain cash deposits with various counterparties in support of our hedging and trading activities. These deposits are required by counterparties as collateral and cannot be offset against the fair value of open contracts except in the event of default. Certain of our commodity derivative contracts under master netting arrangements include both asset and liability positions. We have elected to offset the fair value amounts recognized for multiple similar derivative instruments executed with the same counterparty under the column "Netting Adjustments" below; however, fair value amounts by hierarchy level are presented on a gross basis in the tables below. See Note 18, Crude Oil and Refined Product Risk Management, for further discussion of master netting arrangements.
The following tables represent our assets and liabilities for our commodity hedging contracts measured at fair value on a recurring basis as of December 31, 2015 and 2014, and the basis for that measurement:

	Carrying Value at December 31, 2015	Fair Value Measurement at December 31, 2015 Using			Netting Adjustments	Recorded Value at December 31, 2015
		Level 1	Level 2	Level 3
	(In thousands)
Gross financial assets:
Other current assets	$95,062	$—	$95,062	$—	$(16,937)	$78,125
Other assets	11,881	—	11,881	—	—	11,881
Gross financial liabilities:
Accrued liabilities	(21,454)	—	(15,698)	(5,756)	11,181	(10,273)
Other long-term liabilities	(5,756)	—	(5,756)	—	5,756	—
	$79,733	$—	$85,489	$(5,756)	$—	$79,733

	Carrying Value at December 31, 2014	Fair Value Measurement at December 31, 2014 Using			Netting Adjustments	Recorded Value at December 31, 2014
		Level 1	Level 2	Level 3
	(In thousands)
Gross financial assets:
Other current assets	$86,659	$—	$86,329	$330	$(6,937)	$79,722
Other assets	58,182	—	58,182	—	(1,649)	56,533
Gross financial liabilities:
Accrued liabilities	(11,826)	—	(11,826)	—	6,937	(4,889)
Other long-term liabilities	(3,049)	—	(3,049)	—	1,649	(1,400)
	$129,966	$—	$129,636	$330	$—	$129,966

Commodity hedging contracts designated as Level 3 financial assets consisted of jet fuel crack spread swaps. Ultra-low sulfur diesel ("ULSD") pricing has had a strong historical correlation to jet fuel crack spread swaps. We estimate the fair value of our Level 3 instruments based on the differential between quoted market settlement prices on ULSD futures and quoted market settlement prices on jet fuel futures for settlement dates corresponding to each of our outstanding Level 3 jet fuel crack spread swaps. As quoted prices for similar assets or liabilities in an active market are available, we reclassify the underlying financial asset or liability and designate them as Level 2 prior to final settlement.
Carrying amounts of commodity hedging contracts reflected as financial assets are included in both current and non-current other assets in the Consolidated Balance Sheets. Carrying amounts of commodity hedging contracts reflected as financial liabilities are included in both accrued and other long-term liabilities in the Consolidated Balance Sheets. Fair value adjustments referred to as credit valuation adjustments ("CVA") are included in the carrying amounts of commodity hedging contracts. CVAs are intended to adjust the fair value of counterparty contracts as a function of a counterparty's credit rating and reflect the credit quality of each counterparty to arrive at contract fair values.
The following table presents the changes in fair value of our Level 3 assets and liabilities, excluding goodwill (all related to commodity price swap contracts) for the years ended December 31, 2015 and 2014.

	December 31,
	2015	2014
	(In thousands)
Asset (liability) balance at beginning of period	$330	$(1,935)
Change in fair value of Level 3 trades open at the beginning of the period	—	3,240
Fair value of trades entered into during the period	(5,756)	(1,437)
Fair value reclassification from Level 3 to Level 2	(330)	462
Asset (liability) balance at end of period	$(5,756)	$330

A hypothetical change of 10% to the estimated future cash flows attributable to our Level 3 commodity price swaps would result in a $0.6 million change in the estimated fair value.
As of December 31, 2015 and 2014, the carrying amount and estimated fair value of our debt was as follows:

	December 31,
	2015	2014
	(In thousands)
Western obligations:
Carrying amount	$874,620	$877,241
Fair value	867,178	878,360
NTI obligations:
Carrying amount	$353,893	$354,692
Fair value	360,500	351,313
WNRL obligations:
Carrying amount	$438,928	$269,000
Fair value	439,000	269,000

The carrying amount of our debt is the amount reflected in the Consolidated Balance Sheets, including the current portion. The fair value of the debt was determined using Level 2 inputs.
There have been no transfers between assets or liabilities whose fair value is determined through the use of quoted prices in active markets (Level 1) and those determined through the use of significant other observable inputs (Level 2).